UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

LIQUIDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 18, 2020 (the “Closing Date”), Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), completed the previously announced acquisition contemplated by the Agreement and Plan of Merger, dated as of June 29, 2019, as amended by a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020 (the “Merger Agreement”), by and among Liquidia Technologies, Liquidia Corporation (“Liquidia Corporation” and, together with Liquidia Corporation, “Liquidia”), RareGen, LLC, a Delaware limited liability company (“RareGen”), Gemini Merger Sub I, Inc., a Delaware corporation (“Liquidia Merger Sub”), Gemini Merger Sub II, LLC, a Delaware limited liability company (“RareGen Merger Sub”), and PBM RG Holdings, LLC, a Delaware limited liability company, as Members’ Representative. Pursuant to the Merger Agreement, Liquidia Merger Sub, a wholly owned subsidiary of Liquidia Corporation, merged with and into Liquidia Technologies (the “Liquidia Technologies Merger”), and RareGen Merger Sub, a wholly owned subsidiary of Liquidia Corporation, merged with and into RareGen (the “RareGen Merger” and, together with the Liquidia Technologies Merger, the “Merger Transaction”). Upon consummation of the Merger Transaction, the separate corporate existences of Liquidia Merger Sub and RareGen Merger Sub ceased and Liquidia Technologies and RareGen continue as wholly owned subsidiaries of Liquidia Corporation.

Liquidia Technologies Merger

Upon completion of the Liquidia Technologies Merger, each outstanding share of common stock, $0.001 par value per share, of Liquidia Technologies (“Liquidia Technologies Common Stock”), whether certificated or held in book-entry form, automatically converted into one share of Liquidia Corporation Common Stock, and such shares of Liquidia Technologies Common Stock converted into Liquidia Corporation Common Stock were cancelled. In addition, (i) each outstanding option and warrant to purchase shares of Liquidia Technologies Common Stock was assumed by Liquidia Corporation and represents the right to purchase a like number of shares of Liquidia Corporation Common Stock on the same terms and conditions, including vesting and exercise price per share, then-applicable to such Liquidia Technologies option or warrant, as applicable, and (ii) each outstanding restricted stock unit to acquire shares of Liquidia Technologies Common Stock was assumed by Liquidia Corporation and represents the right to acquire a like number of shares of Liquidia Corporation Common Stock on the same terms and conditions, including vesting, then-applicable to such Liquidia Technologies restricted stock unit.

Consideration to RareGen

On the Closing Date, RareGen members received an aggregate of 5,550,000 shares of Liquidia Corporation Common Stock. Furthermore, on the Closing Date 616,666 shares of Liquidia Corporation Common Stock (the “Holdback Shares”) were withheld from RareGen members to secure the indemnification obligations of RareGen members, as further described below. As previously disclosed, RareGen members are also entitled to receive up to an aggregate of 2,708,333 shares of Liquidia Corporation Common Stock (the “Net Sales Earnout Shares”), based on the amount of 2021 net sales of the first-to-file substitutable generic treprostinil injection for the treatment of patients with pulmonary arterial hypertension (PAH) in the United States, pursuant to that certain Promotion Agreement, dated as of August 1, 2018, as amended, between RareGen and Sandoz Inc.

The Holdback Shares may be reduced by: (i) the portion of the Holdback Shares, if any, used to satisfy the obligations of the RareGen members to the Liquidia indemnitees in accordance with Article 7 of the Merger Agreement; and (ii) the portion of the Holdback Shares, if any, to the extent reasonably necessary to serve as security for any unresolved or unsatisfied claims for losses incurred by an indemnified party (the “Reserve Shares”). The Holdback Shares remaining after giving effect to the reductions set forth in clauses (i) and (ii) in the immediately preceding sentence are referred to in the Merger Agreement as the “Remaining Holdback Shares.” The Remaining Holdback Shares shall be disbursed to Computershare Trust Company, N.A. (the “Exchange Agent”) for the benefit of the RareGen members, on March 31, 2022, and the Reserve Shares shall be disbursed to the Exchange Agent, for the benefit of the RareGen members upon the final resolution of any unresolved claim to which such Reserve Shares were subject.

Form S-4 and Merger Agreement

The issuance of shares of Liquidia Corporation Common Stock in connection with the Merger Transaction, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-240421), filed by Liquidia Corporation with the Securities and Exchange Commission (the “SEC”) and declared effective on September 16, 2020 (the “Registration Statement”). The proxy statement/prospectus of Liquidia Technologies and Liquidia Corporation (the “Proxy Statement/Prospectus”) included in the Registration Statement, as supplemented on October 8, 2020 and November 5, 2020, contains additional information about the Merger Transaction and the related transactions. The description of Liquidia Corporation Common Stock set forth in the Proxy Statement/Prospectus is incorporated herein by reference. Additional information about the Merger Transaction is also contained in Current Reports on Form 8-K filed by Liquidia Technologies on January 27, 2020, March 20, 2020, March 30, 2020, April 8, 2020, April 13, 2020, April 30, 2020, May 18, 2020, June 5, 2020, June 19, 2020, June 29, 2020, July 2, 2020, July 24, 2020, August 20, 2020, October 14, 2020, October 19, 2020 and November 2, 2020 and incorporated by reference into the Proxy Statement/Prospectus.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and 2.2 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Liquidia Corporation, Liquidia Technologies or RareGen, and should not be relied upon as disclosure about Liquidia Corporation, Liquidia Technologies or RareGen without consideration of the periodic and current reports and statements that Liquidia Corporation and Liquidia Technologies file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Liquidia Merger, shares of Liquidia Corporation Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the Nasdaq Capital Market (“Nasdaq”). As a result of the Liquidia Merger, on November 18, 2020, Liquidia requested that Nasdaq withdraw the shares of Liquidia Technologies Common Stock from listing on Nasdaq and file a Form 25 with the SEC to report that the shares of Liquidia Technologies Common Stock are no longer listed on Nasdaq. The shares of Liquidia Technologies Common Stock are anticipated to be suspended from trading on Nasdaq prior to the open of trading on November 19, 2020. Liquidia Technologies will file a Form 15 with the SEC to terminate the registration under Section 12(g) of the Exchange Act of the shares of Liquidia Technologies Common Stock and suspend the reporting obligations under Section 15(d) of the Exchange Act for the Liquidia Technologies Common Stock. The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.01.

The Liquidia Corporation Common Stock is expected be listed on Nasdaq under the symbol “LQDA” on November 19, 2020 following the removal from listing of Liquidia Technologies Common Stock by the Nasdaq Stock Market LLC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, pursuant to the Merger Agreement, on the Closing Date, Dr. Ralph Snyderman resigned as a Class I director and as the Chair of the Nominating and Corporate Governance Committee of Liquidia Corporation and Liquidia Technologies. No disagreement with Liquidia caused, in whole or in part, Dr. Snyderman’s resignation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Liquidia Merger and pursuant to the Merger Agreement, on November 18, 2020, upon the effective time of the Liquidia Merger, Liquidia Technologies’ Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws were each amended and restated in their entirety to contain the provisions set forth in the Certificate of Incorporation and Bylaws of Liquidia Merger Sub, each as in effect prior to the Closing Date, except that the name of the corporation shall be “Liquidia Technologies, Inc.” Copies of Liquidia Technologies’ Eleventh Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On the Closing Date, Liquidia Technologies issued a press release in connection with the completion of the Merger Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of June 29, 2020, by and among Liquidia Technologies, Inc., RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (incorporated herein by reference to Exhibit 2.1 to Liquidia Corporation’s Registration Statement on Form S-4, filed with the SEC on August 5, 2020).

2.2	Limited Waiver and Modification to Agreement and Plan of Merger, dated as of August 3, 2020, by and among Liquidia Technologies, Inc., RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (incorporated herein by reference to Exhibit 2.2 to Liquidia Corporation’s Registration Statement on Form S-4, filed with the SEC on August 5, 2020).

3.1	Eleventh Amended and Restated Certificate of Incorporation of Liquidia Technologies, Inc.

3.2	Second Amended and Restated Bylaws of Liquidia Technologies, Inc.

99.1	Press Release of Liquidia Technologies, Inc.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements related to the Merger Transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. The Company cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability of Liquidia and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (ii) the possibility that other anticipated benefits of the completed Merger Transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (iii) potential litigation relating to the completed Merger Transaction that has and could be instituted against Liquidia, RareGen or their respective officers or directors, (iv) possible disruptions from the completed Merger Transaction that could harm Liquidia’s or RareGen’s business, including current plans and operations, (v) the ability of Liquidia or RareGen to retain, attract and hire key personnel, (vi) potential adverse reactions or changes to relationships with employees, customers, suppliers, licensees, collaborators, business partners or other parties resulting from the completion of the Merger Transaction, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments and (ix) unpredictability and severity of catastrophic events, including, but not limited to, global pandemics such as coronavirus, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the completed Merger Transaction, are more fully discussed in the proxy statement/prospectus in connection with the completed Merger Transaction, which was declared effective on September 16, 2020, as subsequently supplemented. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Liquidia’s or RareGen’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Liquidia nor RareGen assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2020	Liquidia Technologies, Inc.

	By:	/s/ Steven Bariahtaris
		Name:	Steven Bariahtaris
		Title:	Interim Chief Financial Officer